UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): May 6, 2008

IGI LABORATORIES, INC.
(Exact name of registrant as specified in charter)

DELAWARE	001-08568	01-0355758
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	file number)	Identification Number)

105 Lincoln Avenue
Buena, New Jersey 08310
(Address of principal executive offices)(Zip Code)

(856) 697-1441
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.	Results of Operations and Financial Condition.

      On May 7, 2008, IGI Laboratories, Inc. (the "Company") issued a press release announcing the Company's earnings for the first quarter ended March 31, 2008 and certain other information. A copy of the press release is attached hereto as Exhibit 99.1 The press release is being furnished and shall not be deemed to be filed.

On May 7, 2008, the Company presented a slide show presentation to investors at the Company's annual meeting of stockholders. A copy of the slide show presentation is attached hereto as Exhibit 99.2.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

      On May 6, 2008, the Company received a notice (the "Notice") from the American Stock Exchange ("AMEX") notifying the Company that the Company does not currently meet the AMEX's continued listing standards as set forth in Part 10 of the AMEX Company Guide (the "Company Guide"). Specifically, the Company is not in compliance with Section 1003(a)(iii) of the Company Guide because the Company has stockholder's equity of less than $6,000,000 and has losses from continuing operations and net losses in each of its last five fiscal years. The Company's stockholders' equity as reported on its Form 10-KSB for the year ended December 31, 2007 was $4,140,000 and the Company has reported net losses for the 2007, 2006, 2005, 2004 and 2003 fiscal years.

      The Company has been afforded the opportunity to submit a plan of compliance to AMEX by June 6, 2008 advising AMEX of the actions it has taken, or will take, to bring the Company into compliance with the continued listing standards described above by May 6, 2009. The Company will be subjected to periodic review by AMEX Staff during the extension period. Failure to make progress consistent with the plan or to regain compliance with the continued listing standards by the end of the extension period could result in the Company being delisted from the American Stock Exchange.

The Company intends to submit a compliance plan to the AMEX Staff in a timely manner which will outline its intended actions to regain compliance.

A copy of the Company's press release regarding receipt of the Notice is attached hereto as Exhibit 99.3.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

      On May 7, 2008, the stockholders of the Company approved an amendment and restatement of the Company's Certificate of Incorporation, as amended ("the Prior Certificate"), to change the name of the Company to IGI Laboratories, Inc., amend the lawful purposes provision of the Certificate of Incorporation, as amended, and remove certain provisions in the

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Prior Certificate that are no longer in effect (the "Amended and Restated Certificate of Incorporation"). The Company's Amended and Restated Certificate of Incorporation became effective upon its filing with the Secretary of State of the State of Delaware on May 7, 2008. The proposal to adopt the Amended and Restated Certificate of Incorporation was previously disclosed in a Definitive Proxy Statement filed with the Securities and Exchange Commission on April 15, 2008. A copy of the Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and incorporated herein by reference.

      On May 7, 2008, the Company's board of directors approved an amendment and restatement of the Company's Amended and Restated Bylaws to reflect the Company's new name. The full text of the Amended and Restated Bylaws is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

Exhibit 3.1	Amended and Restated Certificate of Incorporation of IGI Laboratories, Inc., effective May 7, 2008

Exhibit 3.2	Amended and Restated Bylaws of IGI Laboratories, Inc., effective May 7, 2008

Exhibit 99.1	Press Release dated May 7, 2008 Announcing First Quarter Results

Exhibit 99.2	Slide Show Presentation dated May 7, 2008

Exhibit 99.3	Press Release dated May 9, 2008, Announcing Notice From the American Stock Exchange of the Company's Failure to Meet Continued Listing Standards

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGI, INC.

Date: May 12, 2008	By:/s/ Carlene Lloyd

Name: Carlene Lloyd
Title: Vice President of Finance

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit

Exhibit 3.1	Amended and Restated Certificate of Incorporation of IGI Laboratories, Inc., effective May 7, 2008

Exhibit 3.2	Amended and Restated Bylaws of IGI Laboratories, Inc., effective May 7, 2008

Exhibit 99.1	Press Release dated May 7, 2008 Announcing First Quarter Results

Exhibit 99.2	Slide Show Presentation dated May 7, 2008

Exhibit 99.3	Press Release dated May 9, 2008, Announcing Notice From the American Stock Exchange of the Company's Failure to Meet Continued Listing Standards

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